ANCORA

SUMMARY PROSPECTUS

	CLASS C	CLASS D
ANCORA INCOME FUND	ANICX	ANIDX

April 30, 2011

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information, online at www.ancorafunds.com. You can also get this information at no cost by calling 1-866-626-2672 or by sending an e-mail request to robin@ancora.ws. The Fund's prospectus and statement of additional information, both dated April 30, 2011, are incorporated by reference into this Summary Prospectus.

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Investment Objective

Ancora Income Fund (the “Fund”) has an investment objective of obtaining a high level of income, with a secondary objective of capital appreciation in the value of its shares.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class C	Class D
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (1)	$10.00	$10.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class C	Class D
Management Fees	1.00%	1.00%
Distribution/Service (12b-1) Fees	0.50%	0.25%
Other Expenses	0.47%	0.47%
Fees and Expenses of Acquired Funds (2)	0.21%	0.21%
Total Annual Fund Operating Expenses	2.18%	1.93%

(1)

Shareholders who request that proceeds of a redemption be sent by wire transfer will be charged $10.00 for the cost of such wire.

(2)

These fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This Example also assumes that your investment has a 5% annual return, maximum sales charges are applied and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Ancora Income Fund	1 Year	3 Years	5 Years	10 Years
Class C Shares	$221	$682	$1,169	$2,513
Class D Shares	$196	$606	$1,042	$2,254

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53.48% of the average value of its whole portfolio.

Principal Investment Strategies

The Fund pursues its income objective by investing primarily in income-producing securities (such as debt securities, preferred stocks, high dividend-bearing common shares and common and preferred shares of closed-end investment companies (also known as “closed-end funds”) having portfolios consisting primarily of income-producing securities). Under normal circumstances, at least 80% of the assets of the Fund will be invested in income-producing securities.  Certain of the debt securities and preferred stocks in which the Fund invests may be convertible into common shares (“convertible securities”).  The Fund will pursue its capital appreciation objective by investing in shares of closed-end funds and convertible securities of large, small and mid-sized companies.  The Fund will invest only in securities of companies with market capitalizations of more than $500 million, except that the Fund may invest in closed-end funds with market capitalizations of less than that amount.

The Fund will alter the composition of its portfolio as economic and market trends change. The Advisor will increase its investment in short-term debt securities during periods when it believes interest rates will rise and will increase its investment in long-term debt securities when it believes interest rates will decline.  The Fund may invest in debt securities of any maturity, but average maturity generally will not exceed 15 years.

In selecting corporate debt securities for the Fund, the Advisor intends to invest principally in securities rated BBB or better by Standard & Poor’s Corporation rating service, but may invest in securities rated as low as BB, B, CCC or CC or unrated securities when these investments are believed by the Advisor to be sound.  The Fund will not invest more than 20% of its portfolio in (i) securities rated BB or lower by Standard & Poor’s Corporation and/or (ii) unrated securities which, in the opinion of the Advisor, are of quality comparable to those rated BB or lower.  Securities rated lower than BBB by Standard & Poor’s, sometimes referred to as “junk bonds,” are usually considered lower-rated securities and have speculative characteristics.  Please refer to Appendix A of this Prospectus for a description of these ratings.

In selecting closed-end funds for the Fund, the Advisor will invest in closed-end funds which, in choosing corporate debt securities in which they invest, adhere to ratings criteria no less strict than those followed by the Fund in selecting its direct investments incorporate debt securities.  Such closed-end funds may invest in debt securities of United States or foreign issuers.

When the Advisor believes that market conditions warrant a defensive posture, the Fund may invest, for an extended period, up to 100% of its assets in cash or cash equivalents, high-quality short-term debt securities, money market instruments and money market mutual funds.  The taking of such a defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Risks

Volatility.  The value of securities in the Fund’s portfolio may go down.  The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund’s share price may decline and investors could lose their money.

Debt Securities Risks.  The Fund’s portfolio will also be exposed to the following additional risks in connection with its investments in debt securities and in closed-end funds which invest primarily in debt securities:

•

Prices of debt securities may fall in response to interest rate changes for similar securities.  Generally, when interest rates rise, prices of debt securities fall.  The net asset value of the Fund may decrease during periods of rising interest rates.

•

An issuer of debt securities may default (fail to repay interest and principal when due).  If an issuer defaults or the risk of such default is perceived to have increased, the Fund will lose all or part of its investment.  The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.

•

Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities.  For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

Closed-End Funds.  The shares of many closed-end funds frequently trade at a price per share which is less than the net asset value per share, the difference representing the “market discount” of such shares. The Fund purchases shares of closed-end funds which trade at a market discount.  However, there can be no assurance that the market discount on shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares.

The closed-end funds in which the Fund invests typically pay an advisory fee for the management of their portfolios, as well as other expenses.  Therefore, the investment by the Fund in closed-end funds often results in a duplication of advisory fees and other expenses, thereby resulting in a lower return for the Fund than would be the case in the absence of such duplication.

In addition, since these closed-end funds invest in debt securities, they are subject to the same risks described above in “Debt Securities Risks.”

Also, certain of the closed-end funds in which the Fund invests may invest part or all of their assets in debt securities of foreign issuers.  Such investments involve the following additional risks:

•

Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the closed-end fund’s net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the closed-end fund.  If the value of a foreign currency declines against the U.S. dollar, the value of the closed-end fund’s assets denominated in that currency will decrease.  Although these closed-end funds may enter into “hedging” transactions intended to minimize the risk of loss due to a decline in the value of the subject foreign currency, in some cases all or a portion of the closed-end fund’s portfolio remains subject to this risk of loss.

There are additional risks relating to political, economic, or regulatory conditions in foreign countries; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets.  All of these factors can make foreign investments of such closed-end funds more volatile and potentially less liquid than U.S. investments.

Large Companies.  Larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive changes caused by technology or consumer preferences.

Small and Mid-Size Companies.  Small cap and mid cap securities tend to be less liquid and more volatile than large cap securities. Smaller companies tend to be unseasoned issuers with new products and less experienced management.

Annual Total Return

The bar chart and table provide some indication of the risks of an investment in the Fund by showing its performance from year to year and how Fund returns compare to a broad measure of market performance.  Past performance (before and after taxes) does not indicate how the Fund will perform in the future.  Updated performance information with respect to the Fund is available at http://www.ancora.net/our-mutual-funds.

Total Returns as of 12/31 For Class D Shares

During the period shown in the bar chart, the highest return for a quarter was 18.51% (quarter ended June 30, 2009) and the lowest return for a quarter was –15.0% (quarter ended September 30, 2008).  Total return for the Class D Shares for the year to date through March 31, 2011 was 2.34%.

Average Annual Total Returns (for the period ended December 31, 2010)

After-tax returns assume the highest historical federal marginal income and capital gains tax rates and do not reflect the effect of state and local taxes.  The after tax returns included in the table are only for Class D Shares.  After tax returns for Class C Shares will vary from those for Class D Shares.  After tax returns depend on an investor’s tax situation and may differ from those shown.  After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

	1 Year	5 Years	Life of Fund*
Class D Shares
Return Before Taxes	11.07%	5.84%	4.99%
Return After Taxes on Distributions	8.35%	3.32%	2.65%
Return After Taxes on Distributions and Sale of Fund Shares	7.12%	3.50%	2.90%
Class C Shares
Return Before Taxes	10.86%	5.57%	4.73%
Barclay’s Aggregate Index	6.56%	5.71%	5.04%

*From January 5, 2004 (inception of operations)

Investment Advisor

Ancora Advisors LLC

Portfolio Manager

Richard A. Barone, Chairman of the Fund and Manager of Ancora Advisors LLC, has managed the Fund since 2004.

Purchase and Sale of Fund Shares

Minimum Initial Investment
Class C: $20,000* Class D: $1,000,000** Minimum Additional Investment Both Classes: $1,000

* An IRA  may open an account for the purchase of Class C shares with an initial minimum investment of $5,000.

** The minimum initial investment for Class D shares does not apply to purchases by (1) financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions, acting on their own behalf or on behalf of their fiduciary accounts, i.e., accounts that are charged asset-based management fees, (2) securities brokers or dealers acting on their own behalf or on behalf of their clients, or (3) directors or employees of the Funds or of the Advisor or its affiliated companies or by the relatives of those individuals or the trustees of benefit plans covering those individuals.

In general, you may purchase or redeem Class C or Class D shares by mail at Ancora Funds, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or by telephone at 1-866-626-2672.  Shares may generally be purchased by check or wire.  You may receive redemption proceeds by check or, upon request, by wire transfer.  You generally buy and redeem shares at the Fund’s next-determined net asset value (“NAV”) after Ancora Funds receives your request in good order.  NAVs are determined only on days when the NYSE is open for regular trading. Minimum investment requirements may be waived in the sole discretion of the Fund.

Dividends, Capital Gains, and Taxes

The Fund’s distributions are taxable, and will be taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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